UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)         August 20, 2004
                                                 -------------------------------


                                   POINT.360
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                   California
--------------------------------------------------------------------------------
                 (State or other jurisdiction of incorporation)


         0-21917                                  95-4272619
-------------------------------   ----------------------------------------------
   (Commission File Number)           (IRS Employer Identification No.)


  7083 Hollywood Boulevard, Suite 200, Hollywood, CA       90028
--------------------------------------------------------------------------------
   (Address of principal executive offices)              (Zip Code)


                                 (323) 957-7990
--------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)


          ----------------------------------------------------------
         (Former name or former address, if changed since last report)

Item 5. OTHER EVENTS.

        On August 13, 2004, Point.360 (the "Company") entered into a Second Amendment to Credit Agreement with Union Bank of California, N.A. as agent for lenders. The amendment increased the banks' aggregate revolving loan commitment from $10,000,000 to $11,923,750.


Item 7. FINANCIAL STATEMENTS AND EXHIBITS.

   10   Second  Amendment  to Credit  Agreement  dated August 13, 2004 among the
        Company,  Union  Bank  of  California,   N.A.  and  U.S.  Bank  National
        Association.




                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    Point.360
                                        ----------------------------------
                                                  (Registrant)



        Date: August 20, 2004           By: /s/ Alan R. Steel
                                        ----------------------------------
                                            Alan R. Steel
                                            Executive Vice President,
                                            Finance and Administration,
                                            Chief Financial Officer







                                       2